EXHIBIT 99.2

                                 Bringing life and convenience together in one place™

KITE REALTY GROUP TRUST
QUARTERLY FINANCIAL SUPPLEMENT

September 30, 2009

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Ofﬁcer
Adam Chavers, Director of Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2009

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Other Financial Information for the Three and Nine Months Ended September 30
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of September 30, 2009
11	Same Property Net Operating Income for the Three and Nine Months Ended September 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of September 30, 2009
14	Schedule of Outstanding Debt as of September 30, 2009
17	Refinancing Update
18	Joint Venture Summary – Unconsolidated Properties
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Nine Months Ended September 30
21	Top 10 Retail Tenants by Gross Leasable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics Including Joint Venture Properties
28	Summary Commercial Portfolio Statistics
29	Current Development Pipeline
30	Current Redevelopment Projects
31	Shadow Pipeline
32	Geographic Diversification – Operating Portfolio
33	Operating Retail Properties
37	Operating Commercial Properties
38	Retail Operating Portfolio – Tenant Breakdown

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.2

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2009, we owned interests in 55 operating properties totaling approximately 8.4 million square feet, an additional 0.6 million square feet in two properties currently under development and another 0.5 million square feet in five properties under redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of September 30, 2009

➢	Operating Retail Properties	51
➢	Operating Commercial Properties	4
➢	Total Properties Under Development	2
➢	Total Properties Under Redevelopment	5
➢	States	9
➢	Total GLA/NRA of Operating Properties	8,386,920
➢	Owned GLA/NRA of Operating Properties	5,499,475
➢	Owned GLA of Properties Under Development/Redevelopment	816,720
➢	Percentage of Owned GLA/NRA Leased – Total Portfolio	91.2%
➢	Percentage of Owned GLA Leased – Retail Operating	90.8%
➢	Percentage of Owned NRA Leased – Commercial Operating	95.2%
➢	Total Full-Time Employees, including 71 home office employees	97

Stock Listing:  New York Stock Exchange symbol: KRG

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.3

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Director of Investor Relations	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear
Kite Realty Group Trust	(212) 885-4170	(727) 567-2253
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	paul.puryear@raymondjames.com
Indianapolis, IN 46204
(317) 577-5609/(317) 713-5684	Citigroup Global Markets	RBC Capital Markets
dsink@kiterealty.com	Mr. Michael Bilerman	Mr. Rich Moore
achavers@kiterealty.com	(212) 816-1383	(440) 715-2646
	michael.bilerman@citigroup.com	rich.moore@rbccm.com
Transfer Agent:
	Janney Montgomery Scott	Stifel, Nicolaus & Company, Inc.
BNY Mellon Shareholder Services	Mr. Andrew T. Dizio, CFA	Mr. David M. Fick, CPA/Mr. Nathan Isbee
Mr. James Balsan	(215) 665-6439	(443) 224-1308/(443) 224-1346
480 Washington Blvd., 29th Floor	adizio@jmsonline.com	dmfick@stifel.com
Jersey City, NJ 07310		nisbee@stifel.com
(800) 820-8521	KeyBanc Capital Markets
	Mr. Jordan Sadler /Mr. Todd Thomas	Wells Fargo Securities, LLC
	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	tthomas@keybanccm.com	(617) 603-4262
	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
Barclays Capital
45 Broadway	Morgan Keegan
20th Floor	Steve Swett
New York, NY 10006	(212) 508-7585
(646) 333-7000	stephen.swett@morgankeegan.com

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.4

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2009 to be filed on or about November 9, 2009, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession and governmental action and policies;
•	financing risks; including access to capital at desirable terms
•	the level and volatility of interest rates;
•	financial stability of tenants; including their ability to pay rent;
•	the need to recognize additional impairment charges;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.5

CORPORATE STRUCTURE CHART – SEPTEMBER 30, 2009

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.6

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2009	December 31, 2008
Assets:
Investment properties, at cost:
Land	$223,754,713	$227,781,452
Land held for development	23,074,389	25,431,845
Buildings and improvements	708,340,286	690,161,336
Furniture, equipment and other	5,062,448	5,024,696
Construction in progress	202,394,665	191,106,309
	1,162,626,501	1,139,505,638
Less: accumulated depreciation	(120,645,551)	(104,051,695)
	1,041,980,950	1,035,453,943
Cash and cash equivalents	32,567,300	9,917,875
Tenant receivables, including accrued straight-line rent of $8,415,943 and $7,221,882, respectively, net of allowance for uncollectible accounts	18,458,400	17,776,282
Other receivables	9,160,617	10,357,679
Investments in unconsolidated entities, at equity	10,164,529	1,902,473
Escrow deposits	12,507,517	11,316,728
Deferred costs, net	20,732,102	21,167,288
Prepaid and other assets	4,781,364	4,159,638
Total Assets	$1,150,352,779	$1,112,051,906

Liabilities and Equity:
Mortgage and other indebtedness	$660,172,565	$677,661,466
Accounts payable and accrued expenses	38,001,798	53,144,015
Deferred revenue and other liabilities	20,324,548	24,594,794
Total Liabilities	718,498,911	755,400,275
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	47,985,758	67,276,904
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 62,991,342 shares and 34,181,179 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	629,913	341,812
Additional paid in capital and other	449,215,702	343,631,595
Accumulated other comprehensive loss	(6,705,488)	(7,739,154)
Accumulated deficit	(66,473,154)	(51,276,059)
Total Kite Realty Group Trust Shareholders’ Equity	376,666,973	284,958,194
Noncontrolling Interests	7,201,137	4,416,533
Total Equity	383,868,110	289,374,727
Total Liabilities and Equity	$1,150,352,779	$1,112,051,906

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.7

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND NINE MONTHS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Revenue:
Minimum rent	$17,832,824	$18,608,248	$53,770,262	$54,797,185
Tenant reimbursements	4,233,714	4,587,383	13,594,363	14,175,630
Other property related revenue	1,177,057	3,797,675	4,535,235	11,929,267
Construction and service fee revenue	2,684,209	7,355,282	14,595,667	19,955,122
Total revenue	25,927,804	34,348,588	86,495,527	100,857,204
Expenses:
Property operating	4,427,364	4,093,457	14,116,458	12,379,283
Real estate taxes	2,735,820	3,502,958	9,132,701	9,804,123
Cost of construction and services	2,381,885	6,139,130	12,958,935	16,927,764
General, administrative, and other	1,388,645	1,452,845	4,279,472	4,422,203
Depreciation and amortization	7,865,268	8,171,181	24,105,495	24,547,847
Non-cash loss on impairment of real estate asset	5,384,747	—	5,384,747	—
Total expenses	24,183,729	23,359,571	69,977,808	68,081,220
Operating income	1,744,075	10,989,017	16,517,719	32,775,984
Interest expense	(6,815,787)	(7,512,825)	(20,583,919)	(22,117,890)
Income tax expense of taxable REIT subsidiary	80,714	(131,691)	29,529	(1,536,777)
Income from unconsolidated entities	73,524	65,641	226,041	212,936
Non-cash gain from consolidation of subsidiary	1,634,876	—	1,634,876	—
Other income	6,971	45,619	91,492	142,527
(Loss) income from continuing operations	(3,275,627)	3,455,761	(2,084,262)	9,476,780
Income from discontinued operations	—	320,409	—	956,273
Consolidated net (loss) income	(3,275,627)	3,776,170	(2,084,262)	10,433,053
Net income attributable to noncontrolling interests	(107,743)	(855,274)	(340,781)	(2,345,569)
Net (loss) income attributable to Kite Realty Group Trust	$(3,383,370)	$2,920,896	$(2,425,043)	$8,087,484

(Loss) income per common share – basic and diluted
(Loss) income from continuing operations attributable to Kite Realty Group Trust common shareholders	$(0.05)	$0.09	$(0.05)	$0.25
Income from discontinued operations attributable to Kite Realty Group Trust common shareholders	—	0.01	—	0.03
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(0.05)	$0.10	$(0.05)	$0.28

Weighted average common shares outstanding - basic	62,980,447	29,189,424	48,489,799	29,122,272
Weighted average common shares outstanding - diluted	62,980,447	29,201,838	48,489,799	29,152,576
Dividends declared per common share	$0.0600	$0.2050	$0.2725	$0.6150

Net (loss) income attributable to Kite Realty Group Trust common shareholders:
(Loss) income from continuing operations	$(3,383,370)	$2,671,286	$(2,425,043)	$7,343,503
Discontinued operations	—	249,610	—	743,981
Net (loss) income attributable to Kite Realty Group Trust	$(3,383,370)	$2,920,896	$(2,425,043)	$8,087,484

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.8

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND NINE MONTHS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Consolidated net (loss) income1	$(3,275,627)	$3,776,170	$(2,084,262)	$10,433,053
Less non-cash gain from consolidation of subsidiary, net of noncontrolling interests	(980,926)	—	(980,926)	—
Deduct net income attributable to noncontrolling interests in properties	(695,655)	(22,230)	(742,130)	(37,830)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests in properties	7,724,160	8,105,171	23,693,084	24,406,665
Add depreciation and amortization of unconsolidated entities	52,797	101,944	157,623	304,572
Funds From Operations of the Kite Portfolio2	2,824,749	11,961,055	20,043,389	35,106,460
Deduct redeemable noncontrolling interests in Funds From Operations	(319,197)	(2,655,448)	(3,173,320)	(7,793,634)
Funds From Operations allocable to the Company2	$2,505,552	$9,305,607	$16,870,069	$27,312,826

Basic and Diluted FFO per share of the Kite Portfolio	$0.04	$0.32	$0.35	$0.94
Basic and Diluted FFO per share of the Kite Portfolio (excluding non-cash loss on impairment of real estate asset)	$0.12	$0.32	$0.45	$0.94

Basic weighted average Common Shares outstanding	62,980,447	29,189,424	48,489,799	29,122,272
Diluted weighted average Common Shares outstanding	63,090,887	29,201,838	48,575,947	29,152,576
Basic weighted average Common Shares and Units outstanding	71,028,373	37,478,166	56,540,744	37,440,394
Diluted weighted average Common Shares and Units outstanding	71,138,814	37,490,579	56,626,892	37,470,697

Other Financial Information:
Capital expenditures3
Tenant improvements – Retail	$326,248	$82,845	$479,228	$256,922
Tenant improvements – Commercial4	—	455	—	111,082
Leasing commissions – Retail	189,951	57,305	326,762	377,581
Leasing commissions – Commercial4	—	—	1,816	120,240
Capital improvements4	354,962	192,995	559,213	453,702
Scheduled debt principal payments	1,090,481	806,207	2,872,676	2,317,587
Straight line rent	477,209	494,519	1,331,491	957,440
Market rent amortization income from acquired leases	770,643	1,174,100	2,333,755	2,800,053
Market debt adjustment	107,714	107,714	323,143	323,143
Capitalized interest	2,388,944	2,496,179	6,591,078	7,182,224
Mark to market lease amount in Deferred Revenue and Other Liabilities on consolidated balance sheet	13,337,265
Additional Construction in Progress not in development pipeline5	49,500,667

____________________
1	Includes non-cash impairment loss on a real estate asset of $5,384,747 for the three and nine months ended September 30, 2009.

2
“Funds From Operations of the Kite Portfolio” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

3	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

4	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

5	Represents projects being developed in phases or in transition to operating portfolio.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.9

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2009

	As of September 30, 2009
		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization
Equity Capitalization:

Total Common Shares Outstanding	88.7%	62,991,342

Operating Partnership ("OP") Units Outstanding	11.3%	8,044,864

Combined Common Shares and OP Units	100.0%	71,036,206

Market Price of Common Shares at September 30, 2009		$4.17

Total Equity Capitalization		$296,220,979	34%

Debt Capitalization:
Company Outstanding Debt		$660,172,565

Less: Partner Share of Consolidated Joint Venture Debt		(53,699,075)

Company Share of Outstanding Debt		606,473,490

Pro-rata Share of Unconsolidated Joint Venture Debt		13,549,200

Less: Cash and Cash Equivalents		(32,567,300)

Total Net Debt Capitalization		$587,455,390	66%

Total Market Capitalization		$883,676,369	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF SEPTEMBER 30, 2009

Consolidated Undepreciated Real Estate Assets	$1,162,626,501
Company Share of Unconsolidated Real Estate Assets	23,903,120
Escrow Deposits	12,507,517
$1,199,037,138

Total Consolidated Debt	$660,172,565
Company Share of Joint Venture Debt	13,549,200
Less: Cash	(32,567,300)
$641,154,465

Ratio of Debt to Total Undepreciated Real Estate Assets	53.5%

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.10

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Number of properties at period end1	52	52		52	52

Leased percentage at period end	91.2%	92.3%		91.2%	92.3%
Minimum rent	$16,647,957	$16,915,760		$46,909,595	$47,986,820
Tenant recoveries	4,063,602	4,370,348		11,903,935	12,678,137
Other income	415,400	436,484		1,296,010	1,301,823
Pro rata share of revenue – unconsolidated joint venture properties	208,780	212,126		600,702	599,573
	21,335,739	21,934,718		60,710,242	62,566,353

Property operating expenses	4,052,756	3,975,447		11,143,389	11,184,116
Real estate taxes	2,797,334	3,150,106		8,072,606	8,769,632
Pro rata share of expenses – unconsolidated joint venture properties	74,191	89,432		211,906	203,208
	6,924,281	7,214,985		19,427,901	20,156,956
Net operating income – same properties (52 properties)2	14,411,458	14,719,733	-2.1%	41,282,341	42,409,397	-2.7%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,411,458	$14,719,733		$41,282,341	$42,409,397
Other income (expense), net	(17,794,828)	(11,798,837)		(43,707,384)	(34,321,913)
Net (loss) income attributable to Kite Realty Group Trust	$(3,383,370)	$2,920,896		$(2,425,043)	$8,087,484

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Rivers Edge, Coral Springs and Bolton Plaza properties as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.11

NET OPERATING INCOME BY QUARTER

	Three Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Revenue:
Minimum rent	$17,832,824	$17,951,594	$17,985,844	$17,065,771	$18,608,248
Tenant reimbursements	4,233,714	4,664,968	4,695,681	3,559,921	4,587,383
Other property related revenue1	821,534	1,448,382	1,204,737	1,646,976	3,422,002
Parking revenue, net2	201,823	233,996	153,042	210,534	159,587
	23,089,895	24,298,940	24,039,304	22,483,202	26,777,220
Expenses:
Property operating – Recoverable3	3,318,674	3,106,431	4,025,757	3,451,487	3,181,635
Property operating – Non-Recoverable3	901,028	863,198	1,424,442	1,152,311	782,226
Real estate taxes	2,813,129	3,668,253	2,727,801	2,110,448	3,440,433
	7,032,831	7,637,882	8,178,000	6,714,246	7,404,294
Net Operating Income – Properties	16,057,064	16,661,058	15,861,304	15,768,956	19,372,926
Other Income (Expense):
Construction and service fee revenue4	2,684,209	5,762,463	6,148,995	19,148,029	7,355,282
Cost of construction and services4	(2,381,885)	(5,017,734)	(5,559,316)	(16,860,243)	(6,139,130)
General, administrative, and other	(1,388,645)	(1,547,357)	(1,343,470)	(1,461,951)	(1,452,845)
	(1,086,321)	(802,628)	(753,791)	825,835	(236,693)
Earnings Before Interest, Taxes, Depreciation and Amortization	14,970,743	15,858,430	15,107,513	16,594,791	19,136,233
Depreciation and amortization	(7,841,921)	(8,704,825)	(7,487,474)	(10,874,765)	(8,147,216)
Interest expense	(6,815,787)	(6,991,624)	(6,776,508)	(7,254,291)	(7,512,825)
Income tax expense of taxable REIT subsidiary	80,714	(13,233)	(37,952)	(391,053)	(131,691)
Other income	6,971	35,622	48,899	15,497	45,619
Income from unconsolidated entities	73,524	121,017	31,500	629,490	65,641
Gain on sale of unconsolidated property5	—	—	—	1,233,338	—
Non-cash gain from consolidation of subsidiary	1,634,876	—	—	—	—
Non-cash loss on impairment of real estate asset	(5,384,747)	—	—	—	—
(Loss) income from continuing operations	(3,275,627)	305,387	885,978	(46,993)	3,455,761
Discontinued operations6:
Operating income from discontinued operations	—	—	—	127,477	320,409
Loss on sale of operating property	—	—	—	(2,689,888)	—
Consolidated net (loss) income	(3,275,627)	305,387	885,978	(2,609,404)	3,776,170
Net (income) loss attributable to noncontrolling interest	(107,743)	(48,302)	(184,736)	615,046	(855,274)
Net (loss) income attributable to Kite Realty Group Trust	$(3,383,370)	$257,085	$(701,242)	$(1,994,358)	$2,920,896

NOI/Revenue	69.5%	68.6%	66.0%	70.1%	72.3%
Recovery Ratio7	69.0%	68.9%	69.5%	64.0%	69.3%

____________________
1	Other property related revenue for the three months ended September 30, 2009 includes net gains on land and outlot sales of $0.6 million.

2
Effective January 1, 2008, the Company changed the structure of the parking garage agreement at its Union Station property from a lease to a management agreement with a third party. During the three months ended September 30, 2008, the Company recorded the effects of a real estate tax reassessment of the parking garage property.

3	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.

4
In December 2008, the Company sold its Spring Mill Medical build to suit asset. Construction revenue includes $10.6 million from this sale and Cost of construction and services includes $9.4 million from the sale.

5	In December 2008, the Company sold its interest in its Spring Mill Medical Center commercial property, which was an unconsolidated entity owned in a 50% owned joint venture.

6	In December 2008, the Company sold its Silver Glen Crossing property.

7	“Recovery Ratio” is computed by dividing recoverable property operating expense and real estate tax expense into tenant reimbursements.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.12

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2009
SEE REFINANCING UPDATE ON PAGE 17

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$313,359,896	47%	6.05%	5.5
Floating Rate Debt (Hedged)1	204,964,050	30%	5.58%	1.8
Total Fixed Rate Debt	518,323,946	77%	5.86%	4.1
Variable Rate Debt:2
Construction Loans	72,808,825	11%	2.62%	1.4
Other Variable	272,918,361	40%	2.22%	1.6
Floating Rate Debt (Hedged)1	(204,964,050)	-30%	-2.36%	-1.8
Unconsolidated	13,549,200	2%	3.25%	1.4
Total Variable Rate Debt	154,312,336	23%	2.32%	1.3
Net Premiums on Fixed Rate Debt	1,085,483	N/A	N/A	N/A
Total	$673,721,765	100%	5.05%	3.4

SCHEDULE OF MATURITIES BY YEAR
				SEE REFINANCING UPDATE ON PAGE 17
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2009	$797,558	$11,713,515	$—	$—	$12,511,073	$—	$12,511,073
2010	3,144,734	46,697,671	—	40,373,897	90,216,302	—	90,216,302
20113	3,124,697	89,935,185	132,800,000	25,434,928	251,294,810	13,549,200	264,844,010
2012	3,549,537	50,646,635	—	—	54,196,172	—	54,196,172
2013	3,556,861	4,027,491	—	7,000,000	14,584,352	—	14,584,352
2014	3,262,898	31,579,467	—	—	34,842,365	—	34,842,365
2015	2,956,748	38,301,942	—	—	41,258,690	—	41,258,690
2016 and Beyond	4,809,032	155,374,286	—	—	160,183,318	—	160,183,318
Net Premiums on Fixed Rate Debt	—	—	—	—	1,085,483	—	1,085,483
Total	$25,202,065	$428,276,192	$132,800,000	$72,808,825	$660,172,565	$13,549,200	$673,721,765

____________________
1	These debt obligations are hedged by interest rate swap agreements which consist of the following:
	Consolidated Debt	$204,964,050
	KRG Share of Unconsolidated Debt	—
	Total	$204,964,050

2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$72,808,825	11%
	-	Other Variable	67,954,311	10%	(includes debt on acquisition land held for development)
	-	Unconsolidated	13,549,200	2%	(includes debt on acquisition land held for development)
		Total	$154,312,336	23%

3	The Unsecured Credit Facility matures on February 11, 2011. A one-year extension is available if the Company remains in compliance with the Facility’s restrictive covenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.13

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2009
SEE REFINANCING UPDATE ON PAGE 17

CONSOLIDATED DEBT
Fixed Rate Debt	Interest Rate	Maturity Date	Balance as of September 30, 2009	Monthly Debt Service as of September 30, 2009
50th & 12th	5.67%	11/11/14	$4,388,858	$27,190
Boulevard Crossing	5.11%	12/11/09	11,749,494	68,815
Centre at Panola, Phase I	6.78%	1/1/22	3,704,590	36,583
Cool Creek Commons	5.88%	4/11/16	17,916,281	106,534
Corner Shops, The	7.65%	7/1/11	1,595,366	17,111
Fox Lake Crossing	5.16%	7/1/12	11,346,815	68,604
Geist Pavilion	5.78%	1/1/17	11,125,000	55,372
Indian River Square	5.42%	6/11/15	13,259,473	74,850
International Speedway Square	7.17%	3/11/11	18,676,363	139,142
Kedron Village	5.70%	1/11/17	29,700,000	145,778
Pine Ridge Crossing	6.34%	10/11/16	17,500,000	95,601
Plaza at Cedar Hill	7.38%	2/1/12	25,698,293	193,485
Plaza Volente	5.42%	6/11/15	28,592,607	161,405
Preston Commons	5.90%	3/11/13	4,326,067	28,174
Riverchase Plaza	6.34%	10/11/16	10,500,000	57,360
Sunland Towne Centre	6.01%	7/1/16	25,000,000	129,382
30 South	6.09%	1/11/14	21,774,941	142,257
Traders Point	5.86%	10/11/16	48,000,000	242,213
Whitehall Pike	6.71%	7/5/18	8,505,748	77,436
Subtotal			$313,359,896	$1,867,292

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of September 30, 2009	Monthly Debt Service as of September 30, 2009
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.32%	2/20/11	$50,000,000	$263,417
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.17%	2/18/11	25,000,000	128,438
Unsecured Term Loan1	KeyBank (Admin. Agent)	5.92%	7/15/11	55,000,000	271,104
Bayport Commons	Bank of America	4.48%	12/27/11	19,700,000	73,547
Eastgate Pavilion	PNC Bank	4.84%	4/30/12	15,264,050	61,565
Gateway Shopping Center	Charter One Bank	4.88%	10/31/11	20,000,000	81,333
Glendale Town Center	M&I Bank	4.40%	12/19/11	20,000,000	73,333
Subtotal				$204,964,050	$952,737
TOTAL CONSOLIDATED FIXED RATE DEBT				$518,323,946	$2,820,029
TOTAL NET PREMIUMS				$1,085,483

Variable Rate Debt: Mortgages	Lender	Interest Rate2	Maturity Date	Balance as of September 30, 2009
Bayport Commons3	Bank of America	LIBOR + 275	12/27/11	$20,078,916
Beacon Hill Shopping Center4	Fifth Third Bank	LIBOR + 125	3/30/14	7,605,249
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	15,291,240
Estero Town Commons5	Wachovia Bank/Wells Fargo	LIBOR + 155	1/3/10	13,959,303
Fishers Station6	National City Bank/PNC	LIBOR + 350	6/6/11	4,014,067
Gateway Shopping Center4	Charter One Bank	LIBOR + 190	10/31/11	22,181,408
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	20,553,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,696,810
Rivers Edge	Huntington Bank	LIBOR + 125	2/3/10	14,940,000
Tarpon Springs Plaza	Wachovia/Wells Fargo	LIBOR + 155	1/3/10	17,798,368
Subtotal				$140,118,361
____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the Unsecured Credit Facility and Term Loan.

2	At September 30, 2009, one-month LIBOR was 0.25%.

3	The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.

4	The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

5	The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.

6	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.14

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2009 (CONTINUED)
SEE REFINANCING UPDATE ON PAGE 17

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of September 30, 2009
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wachovia Bank/Wells Fargo	LIBOR + 250	3/31/10	44,500,000	29,351,095
Delray Marketplace3	Wachovia Bank/Wells Fargo	LIBOR + 300	6/30/11	9,425,000	9,425,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	16,009,928
South Elgin Commons	Charter One Bank	LIBOR + 190	9/30/10	11,550,000	11,022,802
Subtotal				$101,935,000	$72,808,825
Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of September 30, 2009
Unsecured Credit Facility4,5	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$77,800,000
Unsecured Term Loan5	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		55,000,000
					$132,800,000
Floating Rate Debt (Hedged)	Lender	Interest Rate1	Maturity Date		Balance as of September 30, 2009
Unsecured Credit Facility5	KeyBank (Admin. Agent)	LIBOR + 125	2/20/11		$(50,000,000)
Unsecured Credit Facility5	KeyBank (Admin. Agent)	LIBOR + 125	2/18/11		(25,000,000)
Unsecured Term Loan5	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		(55,000,000)
Bayport Commons	Bank of America	LIBOR + 275	12/27/11		(19,700,000)
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12		(15,264,050)
Gateway Shopping Center	Charter One Bank	LIBOR + 190	10/31/11		(20,000,000)
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11		(20,000,000)
Subtotal					$(204,964,050)
TOTAL CONSOLIDATED VARIABLE RATE DEBT					$140,763,136
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$660,172,565

____________________
1	At September 30, 2009, the one-month LIBOR interest rate was 0.25%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4
The Company has 52 unencumbered properties and other assets of which 49 are wholly owned and used as collateral under the unsecured credit facility and three of which are owned in a joint venture.  The major unencumbered properties include: Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, King's Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Redbank Commons, Ridge Plaza, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

5	The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.15

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2009 (CONTINUED)
SEE REFINANCING UPDATE ON PAGE 17

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of September 30, 2009
Parkside Town Commons2	Bank of America	LIBOR + 300	2/28/11	$33,873,000	$33,873,000
Eddy Street Commons – Limited Service Hotel3	1st Source Bank	LIBOR + 315	8/18/14	10,875,000	—
Parkside Town Commons Joint Venture Partners' Share – 60%					(20,323,800)
Eddy Street Commons – Limited Service Hotel Joint Venture Partners' Share – 50%					—
KRG SHARE					$13,549,200

TOTAL KRG UNCONSOLIDATED DEBT					$13,549,200
TOTAL KRG CONSOLIDATED DEBT					660,172,565
TOTAL KRG DEBT					$673,721,765

____________________
1	At September 30, 2009, the one-month LIBOR interest rate was 0.25%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	The Company owns a 50% interest in Eddy Street Commons – Limited Service Hotel. The loan has a LIBOR floor of 0.85%.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.16

2009/2010 REFINANCING UPDATE AS OF NOVEMBER 5, 2009

Current Maturity Date	Property	Type of Loan	Current Lender	Balance at September 30, 2009	Existing Rate	New Maturity Date	Expected Closing	Comments

2009 Maturities - Consolidated Entities

12/11/09	Boulevard Crossing	Fixed Rate	Securitized Pool	$11,853,928	5.11%		Q4 2009	Debt retired with cash and contributed to the line of credit unencumbered collateral pool
				$11,853,928
2010 Maturities – Consolidated Entities

1/3/10	Estero Town Commons	Variable Rate Mortgage	Wells Fargo	$13,959,303	LIBOR + 155		Q4 2009	Negotiating extension with current lender

1/3/10	Tarpon Springs Plaza	Variable Rate Mortgage	Wells Fargo	17,798,368	LIBOR + 155		Q4 2009	Anticipate retiring debt with proceeds from permanent loan on Ridge Plaza

2/3/10	Rivers Edge	Variable Rate Mortgage	Huntington Bank	14,940,000	LIBOR + 125		Q4 2009	Negotiating extension with current lender

3/31/10	Cobblestone Plaza	Construction Loan	Wells Fargo	29,288,368	LIBOR + 250		Q4 2009	Negotiating extension with current lender

9/30/10	South Elgin Commons	Construction Loan	Charter One Bank	10,521,870	LIBOR + 190		Q4 2009	Negotiating extension with current lender
Total 2010 Maturities				$86,507,909

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.17

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following unconsolidated property with joint venture partners:

Property	Percentage Owned by the Company
The Centre – Operating Property1	60%
Parkside Town Commons – Development Property2	40%
Eddy Street Commons Limited Service Hotel – Development Property	50%

____________________
1	The financial statements of this entity were consolidated as of September 30, 2009.

2	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.18

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)1
(Unaudited)

	September 30, 2009	December 31, 20081
Assets:
Investment properties, at cost:
Land	$—	$1,310,561
Buildings and improvements	—	3,379,153
Construction in progress	59,572,191	57,373,714
	59,572,191	62,063,428
Less: accumulated depreciation	—	(1,952,012)
	59,572,191	60,111,416
Cash and cash equivalents	(469,245)	852,270
Tenant receivables, including accrued straight-line rent	—	792,359
Escrow deposits	600,000	29,448
Deferred costs, net	—	79,858
Prepaid and other assets	—	27,163
Total Assets	$59,702,946	$61,892,514

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$33,873,000	$58,554,548
Accounts payable and accrued expenses	376,399	1,639,978
Total Liabilities	34,249,399	60,194,526
Accumulated equity	25,453,547	1,697,988
Total Liabilities and Accumulated Equity	$59,702,946	$61,892,514

Company’s share of unconsolidated assets	$23,903,120	$25,472,938
Company’s share of mortgage and other indebtedness	$13,549,200	$24,132,729

______________________
1	The financial statements of The Centre were consolidated as of September 30, 2009.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.19

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Parkside Town Commons and Eddy Street Commons Limited Service Hotel1)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Revenue:
Minimum rent	$230,328	$223,998	$691,739	$718,006
Tenant reimbursements	86,272	121,251	256,426	272,987
Other property related revenue	(723)	8,295	20,916	8,295
Total revenue	315,877	353,544	969,081	999,288

Expenses:
Property operating	69,914	81,914	195,656	197,157
Real estate taxes	46,043	59,987	142,198	134,371
Total expenses	115,957	141,901	337,854	331,528

Operating income	199,920	211,643	631,227	667,760
Depreciation and amortization and other	(34,635)	(32,974)	(102,626)	(106,228)
Interest expense	(54,999)	(64,808)	(179,177)	(197,114)
Other Income, net	32,090	—	32,090	—
Income from continuing operations	142,376	113,861	381,514	364,418
Operating income from discontinued operations	—	93,264	—	215,249
Net income	$142,376	$207,125	$381,514	$579,667
Company’s share of unconsolidated net operating income	$119,952	$126,986	$378,736	$400,656
Company’s share of unconsolidated interest expense	$32,999	$38,885	$107,506	$118,268

___________________________
1	The financial statements of The Centre were consolidated as of September 30, 2009.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.20

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of September 30, 2009

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2009.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	—	—	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	—	—
Federated Department Stores	1	237,455	1	237,455	—	—
Dick's Sporting Goods	3	171,737	3	171,737	—	—
Petsmart	6	147,069	6	147,069	—	—
Home Depot	1	140,000	—	—	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	—	—
Office Depot	5	129,099	5	129,099	—	—
	45	3,615,960	29	1,341,595	16	2,274,365

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.21

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of September 30, 2009

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2009.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA3	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1,2	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.2%	$2,366,871	$8.17	3.3%
Petsmart	Retail	6	147,069	2.6%	2,045,138	13.91	2.8%
Lowe's Home Improvement	Retail	2	128,997	2.3%	1,764,000	6.04	2.5%
Dick's Sporting Goods	Retail	3	171,737	3.1%	1,666,152	9.70	2.3%
State of Indiana	Commercial	3	210,393	3.8%	1,635,911	7.78	2.3%
Marsh Supermarkets	Retail	2	124,902	2.2%	1,633,958	13.08	2.3%
Bed Bath & Beyond	Retail	5	134,298	2.4%	1,581,884	11.78	2.2%
Office Depot	Retail	5	129,099	2.3%	1,353,866	10.49	1.9%
Indiana Supreme Court	Commercial	1	75,488	1.4%	1,339,164	17.74	1.9%
Staples	Retail	4	89,797	1.6%	1,220,849	13.60	1.7%
Ross Stores	Retail	4	117,761	2.1%	1,210,784	10.28	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Best Buy	Retail	2	75,045	1.3%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.0%	850,379	7.67	1.2%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.2%
Michaels	Retail	3	68,989	1.2%	823,544	11.94	1.1%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.1%
Kerasotes Theaters4	Retail	2	43,050	0.8%	776,496	8.92	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	11.75	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.1%
The Great Atlantic & Pacific Tea Co.	Retail	1	58,732	1.1%	763,516	13.00	1.1%
Old Navy	Retail	3	64,868	1.2%	748,693	11.54	1.0%
Petco	Retail	3	40,778	0.7%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.4%	588,000	7.39	0.8%
Burlington Coat Factory	Retail	1	107,400	1.9%	510,150	4.75	0.7%
TOTAL			2,612,005	46.8%	$28,773,239	$10.21	40.1%

____________________
1	Annualized base rent represents the monthly contractual rent for September 2009 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

3	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

4	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.22

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of September 30, 2009

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2009.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2009	32	91,341	1.7%	$1,329,260	1.9%	$14.55	$—
2010	72	353,281	6.6%	4,658,893	6.8%	13.19	—
2011	104	715,808	13.5%	7,034,050	10.2%	9.83	—
2012	108	452,550	8.5%	7,348,866	10.7%	16.24	—
2013	72	507,946	9.5%	6,131,355	8.9%	12.07	—
2014	77	563,664	10.6%	7,577,944	11.0%	13.44	440,668
2015	50	602,240	11.3%	7,485,490	10.9%	12.43	181,504
2016	26	233,644	4.4%	2,985,424	4.3%	12.78	—
2017	25	396,560	7.5%	5,681,509	8.3%	14.33	266,300
2018	22	336,523	6.3%	4,515,874	6.6%	13.42	128,820
Beyond	46	1,067,334	20.1%	14,010,800	20.4%	13.13	2,306,805
	634	5,320,891	100.0%	$68,759,465	100.0%	$12.92	$3,324,097

____________________
1	Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2
Lease expiration table reflects rents in place as of September 30, 2009, and does not include option periods; 2009 expirations include 12 month-to-month tenants.  This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2009 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.23

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of September 30, 2009

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2009.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2009	1	20,512	0.4%	$126,672	0.2%	$6.18	$—
2010	8	194,030	3.7%	1,738,427	2.5%	8.96	—
2011	9	480,134	9.0%	2,487,357	3.6%	5.18	—
2012	8	179,471	3.4%	1,678,862	2.4%	9.35	—
2013	3	222,521	4.2%	993,053	1.4%	4.46	—
2014	9	236,834	4.5%	2,348,157	3.4%	9.91	—
2015	16	462,207	8.7%	4,596,249	6.7%	9.94	—
2016	5	153,782	2.9%	1,318,562	1.9%	8.57	—
2017	11	277,102	5.2%	3,381,502	4.9%	12.20	—
2018	8	300,576	5.7%	3,580,504	5.2%	11.91	—
Beyond	25	997,430	18.8%	12,428,556	18.1%	12.46	990,000
	103	3,524,599	66.5%	$34,677,901	50.3%	$9.84	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are designated as Build-to-Suits for sale.

2
Lease expiration table reflects rents in place as of September 30, 2009, and does not include option periods; 2009 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.24

LEASE EXPIRATIONS – RETAIL SHOPS

As of September 30, 2009

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of September 30, 2009.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2009	31	70,829	1.3%	$1,202,588	1.8%	$16.98	$—
2010	61	146,911	2.8%	2,693,190	3.9%	18.33	—
2011	94	218,636	4.1%	4,252,777	6.2%	19.45	—
2012	98	236,027	4.4%	5,074,538	7.4%	21.50	—
2013	65	151,206	2.8%	3,414,073	5.0%	22.58	—
2014	66	173,020	3.3%	3,819,232	5.6%	22.07	440,668
2015	33	94,932	1.8%	2,109,734	3.1%	22.22	181,504
2016	21	79,862	1.5%	1,666,862	2.4%	20.87	—
2017	13	43,970	0.8%	960,843	1.4%	21.85	266,300
2018	14	35,947	0.7%	935,370	1.4%	26.02	128,820
Beyond	21	69,904	1.3%	1,582,245	2.3%	22.63	1,316,805
	517	1,321,244	24.8%	$27,711,452	40.5%	$20.97	$2,334,097

____________________
1
Lease expiration table reflects rents in place as of September 30, 2009, and does not include option periods; 2009 expirations include 11 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2009 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.25

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of September 30, 2009

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2009	—	—	—	$—	—	$—
2010	3	12,340	0.2%	227,276	0.3%	18.42
2011	1	17,038	0.3%	293,916	0.4%	17.25
2012	2	37,052	0.7%	595,467	0.9%	16.07
2013	4	134,219	2.5%	1,724,229	2.5%	12.85
2014	2	153,810	2.9%	1,410,555	2.1%	9.17
2015	1	45,101	0.9%	779,507	1.1%	17.28
2016	—	—	—	—	—	—
2017	1	75,488	1.4%	1,339,164	2.0%	17.74
2018	—	—	—	—	—	—
Beyond	—	—	—	—	—	—
	14	475,048	8.9%	$6,370,114	9.3%	$13.41

____________________
1	Lease expiration table reflects rents in place as of September 30, 2009, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for September 2009 for each applicable property multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.26

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Company Owned GLA – Operating Retail1	5,000,254	4,989,570	4,944,570	4,958,838	5,059,842
Total GLA – Operating Retail1	7,887,699	7,878,523	7,998,523	8,372,791	8,479,344
Projected Company Owned GLA Under Development or Redevelopment2	816,720	861,026	902,353	888,085	948,245
Projected Total GLA Under Development or Redevelopment2	1,122,363	1,166,669	1,207,996	1,193,728	1,253,888
Number of Operating Retail Properties	51	51	51	52	52
Number of Retail Properties Under Development or Redevelopment	7	8	9	8	10
Percentage Leased – Operating Retail	90.8%	90.7%	90.2%	91.2%	91.9%
Annualized Base Rent & Ground Lease Revenue – Retail Properties3	$60,809,465	$60,969,361	$61,101,120	$61,987,904	$63,719,164

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent for September 2009, multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.27

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Company Owned Net Rentable Area (NRA)1	499,221	499,221	499,221	499,221	562,652
Number of Operating Commercial Properties	4	4	4	4	5
Percentage Leased – Operating Commercial Properties	95.2%	95.2%	97.2%	96.5%	97.8%
Annualized Base Rent – Commercial Properties2,3	$6,370,114	$6,365,707	$6,486,922	$6,437,195	$7,970,942

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by Denison Parking, a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of September 30, 2009.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.28

CURRENT DEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %1	MSA	Actual/ Projected Opening Date2	Projected Owned GLA3	Projected Total GLA4	Percent of Owned GLA Occupied5	Percent of Owned GLA Pre-Leased/ Committed6	Total Estimated Project Cost7	Cost Incurred as of September 30, 20097	Major Tenants and Non-owned Anchors

Cobblestone Plaza, FL1	50%	Ft. Lauderdale	Q2 2009	157,957	163,600	14.9%	41.2%	$47,000	$44,859	Staples, Party City
Eddy Street Commons, IN – I8	100%	South Bend	Q3 2009	165,000	465,000	3.0%	71.5%	35,000	23,561	Follett Bookstore, Other Retail, University of Notre Dame
Total Current Development Projects				322,957	628,600	8.8%	56.7%	$82,000	$68,420

____________________
1	The Company owns Cobblestone Plaza through a joint venture.

2
Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

3
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

4
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

5	Includes tenants that have taken possession of their space or have begun paying rent.

6
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 8,411 square feet for which the Company has signed non-binding letters of intent.

7	Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except Eddy Street Commons (see Note 8).

8
The Company is the master developer for this project. The total estimated cost of the mixed-use component of the project is approximately $70 million, the Company’s share of which is approximately $35 million. The remaining $35 million of the project cost is attributable to apartments which will be funded and owned by a third party. The Company has also entered into a 50/50 joint venture with White Lodging Services Corporation and commenced construction of a 119 room Fairfield Inn and Suites, limited service hotel. The Company’s share of the cost of this hotel is approximately $5.5 million which will be funded by a third party construction loan.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.29

CURRENT REDEVELOPMENT PROJECTS

Redevelopment Projects1	MSA	Existing Owned GLA	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost4	Cost Incurred as of September 30, 20094	Major Tenants and Non-owned Anchors
Rivers Edge, IN	Indianapolis	110,875	110,875	110,875	$2,500	$39	Pending
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	2,000	375	Pending
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	302	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	35	Johnson Hardware Store
Coral Springs Plaza, FL	Ft. Lauderdale	45,906	45,906	45,906	4,000	83	Pending
Total Redevelopment Projects		493,763	493,763	493,763	$11,500	$834

____________________
1	Redevelopment properties have been removed from the operating portfolio statistics.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.30

SHADOW PIPELINE (Land owned/Entitlements secured/No vertical construction)

Project	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of September 30, 20092	Potential Tenancy
Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$59,730	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project3					$29,600	$23,892
Consolidated –					20%	40%
Delray Marketplace, FL4	Delray Beach	50%	TBD	296,000	$90,000	$43,298	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA5,6	Seattle	100%	TBD	127,000	11,000	9,918	Hardware Store, Shops, Drug Store
Broadstone Station, NC6	Raleigh	100%	TBD	345,000	19,100	11,448	Super Wal-Mart (non-owned), Shops, Pad Sales, Jr. Boxes
South Elgin Commons, IL - II6	Chicago	100%	TBD	263,000	6,800	6,221	Jr. Boxes, Super Target (non-owned) LA Fitness
New Hill Place, NC - I6	Raleigh	100%	TBD	310,000	30,000	12,755	Target, Frank Theatres
Total Consolidated				1,341,000	$156,900	$83,640

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of September 30, 2009 and will be reduced to 20% at the time of project specific construction financing.

4	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

5	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

6
The Company has reduced capital expenditures in the visible shadow pipeline by approximately $110 million by focusing on ground leasing or selling to end users as well as modifying the scope of the development projects.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.31

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2009

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,182,450	39.7%	225	$24,855,727	38.8%	$12.47
• Retail	20	1,683,229	30.6%	211	18,485,613	28.8%	12.17
• Commercial	4	499,221	9.1%	14	6,370,114	9.9%	13.41
Florida	11	1,180,641	21.4%	154	13,857,287	21.6%	12.63
Texas	7	1,099,480	20.0%	78	11,309,579	17.6%	11.60
Georgia	3	300,116	5.5%	58	4,003,117	6.3%	14.25
Washington	3	126,496	2.3%	19	2,685,228	4.2%	23.10
Ohio	1	236,230	4.3%	7	2,366,522	3.7%	10.02
Illinois	3	227,830	4.1%	18	2,934,643	4.6%	14.62
New Jersey	1	115,063	2.1%	13	1,555,815	2.4%	16.37
Oregon	2	31,169	0.6%	13	527,565	0.8%	22.81
	55	5,499,475	100.0%	585	$64,095,483	100.0%	$12.77

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of September 30, 2009.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 39 parcels or outlots owned by the Company and ground leased to tenants, which contain 23 non-owned structures totaling approximately 481,604 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $3,084,097 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.32

OPERATING RETAIL PROPERTIES – TABLE I

As of September 30, 2009
Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	97,112	90.2%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	69.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	229,995	98.3%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	92.0%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	95.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	100.0%
Shops at Eagle Creek	FL	Naples	1983	2003	Developed	75,944	75,944	57.4%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	93.3%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	92.6%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	88.7%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	81.4%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	89.6%
South Elgin	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill8	IN	Crown Point	2006	2007	Developed	127,821	57,191	60.5%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	87.4%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	36.0%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	98.6%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	77.6%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.6%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	93.8%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	98.4%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	58.2%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre5	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	96.3%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2009, except for Greyhound Commons and 54th & College (see * ).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

8	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Sandifur Plaza (95%).

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.33

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,674	98.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	54.5%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,063	115,063	82.6%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
CorneliusGateway8	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty6	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory7	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	87.7%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	77.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	87.6%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	89.6%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	90.7%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	91.9%
Sandifur Plaza8	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
					TOTAL	7,887,699	5,000,254	90.8%

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.34

OPERATING RETAIL PROPERTIES – TABLE II

As of September 30, 2009
Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Tampa	$1,604,456	$ —	$1,604,456	2.64%	$18.32	Petsmart, Best Buy, Michaels
Estero Town Commons4	FL	Naples	535,225	750,000	1,285,225	2.11%	30.05	Lowe's Home Improvement, Mattress Giant
Indian River Square	FL	Vero Beach	1,439,906	—	1,439,906	2.37%	10.23	Beall's, Target (non-owned), Lowe's Home Improvement (non-owned), Office Depot
International Speedway Square	FL	Daytona	2,359,439	375,668	2,735,106	4.50%	10.44	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	1,043,092	—	1,043,092	1.72%	13.26	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,519,593	—	1,519,593	2.50%	15.09	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,117,012	—	1,117,012	1.84%	14.25	Publix
Shops at Eagle Creek	FL	Naples	755,045	—	755,045	1.24%	17.33	Staples, Lowe’s (non-owned)
Tarpon Springs Plaza	FL	Naples	1,686,849	228,820	1,915,668	3.15%	21.91	Cost Plus, AC Moore, Staples
Wal-Mart Plaza	FL	Gainesville	953,468	—	953,468	1.57%	5.47	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	843,202	—	843,202	1.39%	11.68	Winn-Dixie
Kedron Village	GA	Atlanta	2,365,263	—	2,365,263	3.89%	16.94	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, PETCO
Publix at Acworth	GA	Atlanta	756,184	—	756,184	1.24%	11.08	Publix
The Centre at Panola	GA	Atlanta	881,669	—	881,669	1.45%	12.06	Publix
Fox Lake Crossing	IL	Chicago	1,117,501	—	1,117,501	1.84%	13.85	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	973,392	—	973,392	1.60%	12.97	TJ Maxx, PetSmart
South Elgin	IL	Chicago	843,750	—	843,750	1.39%	18.75	LA Fitness
50 South Morton	IN	Indianapolis	114,000	—	114,000	0.19%	57.00
54th & College	IN	Indianapolis	—	260,000	260,000	0.43%	—	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	572,097	60,000	632,097	1.04%	16.53	Strack & VanTill (non-owned)
Boulevard Crossing	IN	Kokomo	1,529,159	—	1,529,159	2.51%	14.14	PETCO, TJ Maxx, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	190,799	—	190,799	0.31%	20.40	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	2,040,012	—	2,040,012	3.35%	16.60	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,046,386	—	1,046,386	1.72%	11.78	Marsh Supermarkets
Geist Pavilion	IN	Indianapolis	920,342	—	920,342	1.51%	17.17	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,162,811	—	2,162,811	3.56%	5.72	Federated Dept Store, Kerasotes Theater, Staples, Indianapolis Library, Lowe's Home Improvement Center (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.33%	—	Lowe's Home Improvement Center (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,433,809	71,500	1,505,309	2.48%	17.67	Office Depot
Martinsville Shops	IN	Martinsville	99,009	—	99,009	0.16%	15.50	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	348,292	—	348,292	0.57%	14.54	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.76%	9.42	Lowe's Home Improvement (non-owned), HH Gregg, Office Depot
The Centre4	IN	Indianapolis	1,056,420	—	1,056,420	1.74%	13.56	Osco Drug
The Corner	IN	Indianapolis	594,176	—	594,176	0.98%	14.48	Hancock Fabrics
Traders Point	IN	Indianapolis	3,960,418	435,000	4,395,418	7.23%	14.43	Dick's Sporting Goods, Kerasotes Theater, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart

____________________
1
Annualized Base Rent Revenue represents the contractual rent for June 2009 for each applicable property, multiplied by 12.  This table does not include Annualized Base Rent from development property tenants open for business as of September 30, 2009.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.
Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.35

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Traders Point II	IN	Indianapolis	$ 702,724	$ —	$ 702,724	1.16%	$27.66
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.67%	7.86	Lowe's Home Improvement Center
Zionsville Place	IN	Indianapolis	236,404	—	236,404	0.39%	19.06
Ridge Plaza	NJ	Oak Ridge	1,555,815	—	1,555,815	2.56%	16.37	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,366,522	—	2,366,522	3.89%	10.02	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart
Cornelius Gateway	OR	Portland	257,609	—	257,609	0.42%	19.39	Fedex/Kinkos
Shops at Otty	OR	Portland	269,956	136,300	406,256	0.67%	27.42	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.84%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	628,247	—	628,247	1.03%	16.19	24 Hour Fitness, JC Penny (non-owned)
Market Street Village	TX	Hurst	1,464,961	120,000	1,584,961	2.61%	12.05	Jo-Ann Fabric, Ross Dress for Less, Office Depot
Plaza at Cedar Hill	TX	Dallas	3,366,166	—	3,366,166	5.54%	12.82	Hobby Lobby, Office Max, Ross Dress for Less, Marshalls, Sprouts Farmers Market
Plaza Volente	TX	Austin	2,095,501	110,000	2,205,501	3.63%	14.96	H-E-B Grocery
Preston Commons	TX	Dallas	641,608	—	641,608	1.06%	25.19	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	2,602,945	104,809	2,707,754	4.45%	9.33	Petsmart, Ross Dress for Less, HMY Roomstore, Kmart, Bed Bath & Beyond, Furniture Factory
50th & 12th	WA	Seattle	475,000	—	475,000	0.78%	32.76	Walgreens
Gateway Shopping Center4	WA	Seattle	2,013,908	229,500	2,243,408	3.69%	22.04	Petsmart, Ross Dress for Less, Rite Aid, Party City, Kohl’s (non-owned)
Sandifur Plaza	WA	Pasco	196,320	—	196,320	0.30%	18.96	Walgreens (non-owned)
		TOTAL	$57,725,367	$3,084,097	$60,809,462	100.00%	$12.71

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.36

OPERATING COMMERCIAL PROPERTIES

As of September 30, 2009

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	91.9%	$4,896,009	76.9%	$17.86	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Acquired	85,875	100.0%	834,705	13.1%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking Management Agreement
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	10.0%	5.56	Indiana Dept. of Administration
			TOTAL	499,221	95.2%	$6,370,114	100.0%	$13.41

____________________
1	Annualized Base Rent represents the monthly contractual rent for June 2009 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of September 30, 2009.

3	The garage is managed by a third party.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.37

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of September 30, 2009

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	62.9%	90.2%	$ 1,107,187	$ 497,269	$ —	$ 1,604,456	$15.48	$30.93	$18.32
Estero Town Commons	FL	—	25,631	25,631	0.0%	69.5%	69.5%	—	535,225	750,000	1,285,225	—	30.05	30.05
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	466,822	—	1,439,906	8.36	19.13	10.23
International Speedway Square	FL	212,995	17,000	229,995	100.0%	76.5%	98.3%	2,130,439	229,000	375,668	2,735,106	10.00	17.62	10.44
King's Lake Square	FL	49,805	35,692	85,497	100.0%	80.9%	92.0%	358,890	684,202	—	1,043,092	7.21	23.70	13.26
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	87.7%	95.4%	627,628	891,965	—	1,519,593	9.46	25.98	15.09
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	100.0%	100.0%	386,231	730,781	—	1,117,012	7.90	24.78	14.25
Shops at Eagle Creek	FL	51,703	24,241	75,944	49.3%	74.6%	57.4%	356,678	398,367	—	755,045	14.00	22.02	17.33
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	75.2%	93.3%	1,144,008	542,841	228,820	1,915,668	19.02	32.21	21.91
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	554,049	399,420	—	953,468	4.01	11.11	5.47
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	78.0%	92.6%	408,452	434,750	—	843,202	7.90	21.25	11.68
Kedron Village	GA	68,845	88,564	157,409	100.0%	80.0%	88.7%	849,648	1,515,615	—	2,365,263	12.34	21.40	16.94
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	418,981	—	756,184	8.90	13.81	11.08
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	468,277	—	881,669	8.00	21.88	12.06
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	44.5%	81.4%	775,230	342,271	—	1,117,501	11.75	23.26	13.85
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	60.5%	89.6%	702,879	270,513	—	973,392	11.40	20.24	12.97
South Elgin	IL	45,000	—	45,000	100.0%	0.0%	100.0%	843,750	—	—	843,750	18.75	—	18.75
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	114,000	—	114,000	—	57.00	57.00
54th & College	IN	—	—	—	0.0%	0.0%	0.0%	—	—	260,000	260,000	—	—	—
Beacon Hill	IN	—	57,191	57,191	0.0%	60.5%	60.5%	—	572,097	60,000	632,097	—	16.53	16.53
Boulevard Crossing	IN	73,440	50,256	123,696	85.0%	90.9%	87.4%	703,400	825,759	—	1,529,159	11.27	18.08	14.14
Bridgewater Marketplace	IN	—	25,975	25,975	0.0%	36.0%	36.0%	—	190,799	—	190,799	—	20.40	20.40
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	97.2%	98.6%	635,700	1,404,312	—	2,040,012	10.00	23.69	16.60
Fishers Station	IN	57,000	57,457	114,457	100.0%	55.4%	77.6%	575,000	471,386	—	1,046,386	10.09	14.82	11.78
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	70.9%	83.6%	383,546	536,796	—	920,342	13.72	20.94	17.17
Glendale Town Commons	IN	329,588	73,610	403,198	100.0%	65.8%	93.8%	1,207,305	955,506	—	2,162,811	3.66	19.72	5.72
Greyhound Commons	IN	—	—	—	0.0%	0.0%	0.0%	—	—	202,500	202,500	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	97.5%	98.4%	345,623	1,088,186	71,500	1,505,309	11.25	21.58	17.67
Martinsville Shops	IN	—	10,986	10,986	0.0%	58.2%	58.2%	—	99,009	—	99,009	—	15.50	15.50
Red Bank Commons	IN	—	34,308	34,308	0.0%	69.8%	69.8%	—	348,292	—	348,292	—	14.54	14.54
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	886,068	—	1,056,420	9.10	14.98	13.56
The Corner	IN	12,200	30,412	42,612	100.0%	94.8%	96.3%	88,450	505,726	—	594,176	7.25	17.54	14.48

____________________
1	This table does not include annualized base rent from development property tenants open for business as of September 30, 2009.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.38

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1 (CONTINUED)

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Traders Point	IN	238,721	40,953	279,674	100.0%	87.5%	98.2%	3,125,027	835,391	435,000	4,395,418	13.09	23.31	14.43
Traders Point II	IN	—	46,600	46,600	0.0%	54.5%	54.5%	—	702,724	—	702,724	—	27.66	27.66
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	100.0%	100.0%	—	236,404	—	236,404	—	19.06	19.06
Ridge Plaza	NJ	69,612	45,451	115,063	100.0%	56.0%	82.6%	997,762	558,053	—	1,555,815	14.33	21.92	16.37
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,772	132,750	—	2,366,522	9.64	29.50	10.02
Cornelius Gateway	OR	—	21,324	21,324	0.0%	62.3%	62.3%	—	257,609	—	257,609	—	19.39	19.39
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	—	269,956	136,300	406,256	—	27.42	27.42
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	54.7%	87.7%	483,465	144,782	—	628,247	15.00	22.00	16.19
Market Street Village	TX	136,746	19,879	156,625	75.2%	94.0%	77.6%	1,028,209	436,752	120,000	1,584,961	9.99	23.38	12.05
Plaza at Cedar Hill	TX	227,106	72,741	299,847	84.8%	96.2%	87.6%	1,954,009	1,412,157	—	3,366,166	10.15	20.17	12.82
Plaza Volente	TX	105,000	51,333	156,333	100.0%	68.3%	89.6%	1,155,000	940,501	110,000	2,205,501	11.00	26.81	14.96
Preston Commons	TX	—	27,539	27,539	0.0%	92.5%	92.5%	—	641,608	—	641,608	—	25.19	25.19
Sunland Towne Centre	TX	269,133	38,341	307,474	94.4%	64.8%	90.7%	2,170,019	432,926	104,809	2,707,754	8.54	17.43	9.33
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	67.5%	91.9%	1,497,779	516,129	229,500	2,243,408	20.06	30.82	22.04
Sandifur Plaza	WA	—	12,552	12,552	0.0%	82.5%	82.5%	—	196,320	—	196,320	—	18.96	18.96
		3,497,240	1,503,014	5,000,254	96.6%	77.6%	90.8%	$33,187,072	$24,538,297	$3,084,097	$60,809,462	$ 9.83	$21.04	$12.71

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics - 9/30/09

p.39